Exhibit 99.1

For Immediate Release

Editorial Contact: Daphne Kent

614-726-4787

daphne.kent@quest.com

Investor Contacts: Thomas Patterson

949-754-8336

thomas.patterson@quest.com

Stephen Wideman

949-754-8142

stephen.wideman@quest.com

QUEST SOFTWARE REPORTS FOURTH QUARTER AND FISCAL YEAR 2008 RESULTS

Company Posts $735 Million in Revenue for 2008;

Achieves Record Fourth Quarter Revenues of $201.6 Million

ALISO VIEJO, Calif., February 10, 2009 – Quest Software, Inc. (Nasdaq: QSFT) today reported financial results for the fourth quarter and fiscal year ended December 31, 2008. Total revenues increased 8.0% year-over-year to $201.6 million in the fourth quarter of 2008 compared to fourth quarter 2007 revenue of $186.7 million. For the year, total revenues increased 16.5% to $735.4 million in fiscal 2008 compared to $631.0 million in fiscal 2007.

Quest’s cash and investments at December 31, 2008, totaled $260.4 million, a decrease of $114.4 million over the comparable balance at September 30, 2008. The quarter-over-quarter decrease in cash and investments is primarily due to our repurchase of 11,440,000 shares of common stock for $143.0 million (excluding related transaction costs). Quest generated cash flow from operations of $37.8 million in the fourth quarter of 2008.

“Quest has continued to show financial and product strength through 2008,” said Doug Garn, Quest’s president and CEO. “Our balance sheet remains strong, reflecting tight financial controls and net cash generated from operating activities in the year of $152 million. We made a number of strategic acquisitions during 2008 in key areas like Windows Management and Virtualization Management that position us to meet an even broader set of customer needs moving forward in 2009 and beyond.”

Quest Software Reports Fourth Quarter 2008 Results – page 2 of 11

GAAP Results

Quest Software’s net income for the fourth quarter of 2008 was $29.0 million, or $0.28 per fully diluted share. This compares to net income of $25.3 million, or $0.24 per share on a fully diluted basis, for the fourth quarter of 2007. Operating margins increased year-over-year from 12.2% to 19.7% in the fourth quarter, resulting in operating income of $39.6 million which compares to $22.8 million for the corresponding period in 2007. Net income for the year ended December 31, 2008 was $67.9 million, or $0.64 per fully diluted share, versus net income of $63.1 million, or $0.60 per fully diluted share, for fiscal 2007.

Non-GAAP Results

On a non-GAAP basis, net income for the fourth quarter of 2008 was $39.3 million, or $0.37 per fully diluted share. This compares to non-GAAP net income of $28.6 million, or $0.27 per share on a fully diluted basis, for the fourth quarter of 2007. The non-GAAP operating margin was 26.1% in the fourth quarter of 2008, resulting in non-GAAP operating income of $52.6 million, compared to non-GAAP operating margin and operating income of 20.3% and $38.0 million, respectively, for the corresponding period in 2007. For the year ended December 31, 2008 non-GAAP net income was $106.0 million, or $1.00 per fully diluted share. This compares to non-GAAP net income of $95.7 million, or $0.91 per fully diluted share, for the year ended December 31, 2007. The non-GAAP operating margin was 18.5% for fiscal 2008, resulting in non-GAAP operating income of $136.0 million, compared to non-GAAP operating margin of 18.8% and non-GAAP operating income of $118.7 million for fiscal 2007.

Non-GAAP results exclude the after-tax effects of amortization of intangible assets acquired with business combinations, share-based compensation expenses, expenses associated with our stock option investigation, impairment charges related to certain cost method investments and write off of acquired in-process research and development. A reconciliation of GAAP to non-GAAP financial results is included with this press release.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a more meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. By excluding charges such as those described above from its GAAP-based results, we believe these non-GAAP financial measures are more likely to facilitate investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with greater transparency with respect to the supplemental information used by management in its operational and financial decision making.

Quest Software Reports Fourth Quarter 2008 Results – page 3 of 11

Fourth Quarter and Fiscal 2008 Conference Call Information

Quest Software will host a conference call today, Tuesday, February 10, 2009, at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous Web cast of the conference call will be available on Quest Software’s Web site in the Investors – IR Events section at www.quest.com. A Webcast replay will be available on the same Website through February 10, 2010. An audio replay of the conference call will also be available through February 17, 2009 by dialing (888) 203-1112 (from the U.S. or Canada) or 719-457-0820 (outside the U.S. and Canada), using confirmation code: 8630427.

About Quest Software, Inc.

Quest Software, Inc., a leading enterprise systems management vendor, delivers innovative products that help organizations get more performance and productivity from their applications, databases, Windows infrastructure and virtual environments. Quest also provides customers with client management through its ScriptLogic subsidiary and server virtualization management through its Vizioncore subsidiary. Through a deep expertise in IT operations and a continued focus on what works best, Quest helps more than 100,000 customers worldwide meet higher expectations for enterprise IT. Quest Software can be found in offices around the globe and at www.quest.com.

# # #

Quest, Quest Software, and the Quest Software logo are trademarks or registered trademarks of Quest Software, Inc. in the United States of America and other countries. Other trademarks and registered trademarks are property of their respective owners.

Forward-Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements, including statements relating to expectations of future revenue and operating margin performance and other operating prospects. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ from those anticipated as a result of various factors, including: the impact of adverse changes in general economic conditions on our relationships with customers, strategic partners and vendors; reductions or delays in information technology spending; variations in demand or the size and timing of customer orders; competitive conditions in our various product areas; uncertainties relating to ongoing litigation arising from our stock option investigation; rapid technological change; risks associated with the development and market acceptance of new products and product strategies; disruptions caused by acquisitions of companies and/or technologies; fluctuating currency exchange rates and risks associated with international operations; the need to attract and retain qualified employees; and other risks inherent in software businesses. For a discussion of these and other related risks, please refer to our recent SEC

Quest Software Reports Fourth Quarter 2008 Results – page 4 of 11 filings, including our Annual Report on Form 10-K for the year ended December 31, 2007 and our Quarterly Reports on Form 10-Q for subsequent periods, which are available on the SEC's website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Quest Software Reports Fourth Quarter 2008 Results – page 5 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED INCOME STATEMENTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Revenues:
Licenses	$92,955	$98,948	$334,083	$308,652
Services	108,644	87,797	401,294	322,329

Total revenues	201,599	186,745	735,377	630,981
Cost of revenues:
Licenses	2,476	2,162	8,586	6,111
Services	15,489	15,091	62,060	55,173
Amortization of purchased technology	5,612	4,320	20,231	14,459

Total cost of revenues	23,577	21,573	90,877	75,743

Gross profit	178,022	165,172	644,500	555,238
Operating expenses:
Sales and marketing	77,889	80,752	312,493	275,037
Research and development	38,777	34,730	153,464	122,592
General and administrative	18,143	24,348	84,954	81,758
Amortization of other purchased intangible assets	3,572	2,279	11,302	7,345
In-process research and development	—	220	955	220

Total operating expenses	138,381	142,329	563,168	486,952

Income from operations	39,641	22,843	81,332	68,286
Other income (expense), net	(3,355)	4,225	1,030	22,422

Income before income tax provision	36,286	27,068	82,362	90,708
Income tax provision	7,304	1,777	14,508	27,589

Net income	$28,982	$25,291	$67,854	$63,119

Net income per share:
Basic	$0.28	$0.25	$0.65	$0.62

Diluted	$0.28	$0.24	$0.64	$0.60

Weighted average shares:
Basic	103,781	101,819	104,192	101,819
Diluted	105,265	105,924	106,261	105,284

Quest Software Reports Fourth Quarter 2008 Results – page 6 of 11

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call and Web cast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization of intangible assets acquired with business combinations; share-based compensation expense; expenses, including indemnification advances, associated with ongoing legal matters arising from our stock option investigation; impairment charges related to certain cost method investments; write off of acquired in-process research and development; and the estimated tax effect related to each of these items. The Company’s basis for these adjustments is described below.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a more meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. The Company’s management believes that by excluding charges such as those described above from its GAAP-based results, these non-GAAP financial measures are more likely to facilitate investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with greater transparency with respect to the supplemental information used by management in its operational and financial decision making.

Management excludes the expenses described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of amortization and charges for acquired in-process research and development that are related to business combinations, provide investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the Company's operating results and underlying operational trends.

•

Amortization costs are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Quest Software Reports Fourth Quarter 2008 Results – page 7 of 11

•

Although share-based compensation is an important aspect of the compensation of the Company’s employees and executives, share-based compensation expense and its related tax impact because such charges are generally fixed at the time of grant, are then amortized over a period of several years after the grant of the share-based instrument and generally cannot be changed or influenced by management after the grant.

•	Share-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•

Ongoing expenses associated with our stock option investigation include expenses incurred for outside legal fees and costs, consulting services and other professional fees, and indemnification expenses for current and former directors and officers. Because these expenses are non-recurring and unique to the stock option investigation, we believe they are not indicative of future operating results and that our investors benefit from an understanding of our operating results without giving effect to them.

•

Management excludes impairment charges related to cost method investments in its analysis of ongoing business operations and believes the non-GAAP adjustment is beneficial to investors because it is a non-cash item that relates to an investment made in prior periods, and not central to the Company's current operations or revenue stream. The impairments are not indicative of future operating results and such disclosure allows comparability to prior periods. There is no trend of impairments as this expense is not generally known.

•	The estimated income tax effects on the above items adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on non-GAAP operating income.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity. Furthermore, the Company in the future may exclude transaction costs and amortization related to new business combinations from financial measures that it releases, and the Company expects to continue to incur share-based compensation expenses.

Quest Software Reports Fourth Quarter 2008 Results – page 8 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED INCOME STATEMENTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31, 2008				Twelve Months Ended December 31, 2008
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
Revenues:
Licenses	$92,955			$92,955	$334,083			$334,083
Services	108,644			108,644	401,294			401,294

Total revenues	201,599			201,599	735,377			735,377
Cost of revenues:
Licenses	2,476	(400	) (1)	2,076	8,586	(403	) (1)	8,183
Services	15,489	(192	) (2)	15,297	62,060	(877	) (2)	61,183
Amortization of purchased technology	5,612	(5,612)		—	20,231	(20,231)		—

Total cost of revenues	23,577			17,373	90,877			69,366

Gross profit	178,022			184,226	644,500			666,011
Operating expenses:
Sales and marketing	77,889	(1,292	) (2)	76,597	312,493	(6,829	) (2)	305,664
Research and development	38,777	(1,295	) (2)	37,482	153,464	(5,800	) (2)	147,664
General and administrative	18,143	(565	) (3)	17,578	84,954	(8,292	) (3)	76,662
Amortization of other purchased intangible assets	3,572	(3,572)		—	11,302	(11,302)		—
In-process research and development	—			—	955	(955	) (4)	—

Total operating expenses	138,381			131,657	563,168			529,990

Income from operations	39,641			52,569	81,332			136,021
Other income (expense), net	(3,355)	2,001	(5)	(1,354)	1,030	2,001	(5)	3,031

Income before income tax provision	36,286			51,215	82,362			139,052
Income tax provision	7,304	4,620	(6)	11,924	14,508	18,558	(6)	33,066

Net income	$28,982			$39,291	$67,854			$105,986

Net income per share:
Basic	$0.28			$0.38	$0.65			$1.02

Diluted	$0.28			$0.37	$0.64			$1.00

Weighted average shares:
Basic	103,781			103,781	104,192			104,192
Diluted	105,265			105,265	106,261			106,261

(1)	Relates primarily to a $0.4 million impairment charge recorded in the three month period for a prepaid royalty with one of our cost method investment companies.

(2)	Represents share-based compensation expense.

(3)	Represents $0.3 million and $3.6 million in expenses related to our stock option investigation for the three and twelve months ended December 31, 2008, respectively, and $0.3 million and $4.7 million in share-based compensation expense for the three and twelve months ended December 31, 2008, respectively.

(4)	Represents a one-time charge to write off in-process research and development acquired in May 2008.

(5)	Represents the impairment of two of our cost method investments.

(6)	Represents the tax effect of adjustments.

Quest Software Reports Fourth Quarter 2008 Results – page 9 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED INCOME STATEMENTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31, 2007				Twelve Months Ended December 31, 2007
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
Revenues:
Licenses	$98,948			$98,948	$308,652			$308,652
Services	87,797			87,797	322,329			322,329

Total revenues	186,745			186,745	630,981			630,981
Cost of revenues:
Licenses	2,162	(1	) (1)	2,161	6,111	(5	) (1)	6,106
Services	15,091	(255	) (1)	14,836	55,173	(1,029	) (1)	54,144
Amortization of purchased technology	4,320	(4,320)		—	14,459	(14,459)		—

Total cost of revenues	21,573			16,997	75,743			60,250

Gross profit	165,172			169,748	555,238			570,731
Operating expenses:
Sales and marketing	80,752	(1,362	) (1)	79,390	275,037	(6,931	) (1)	268,106
Research and development	34,730	(1,428	) (1)	33,302	122,592	(6,533	) (1)	116,059
General and administrative	24,348	(5,270	) (2)	19,078	81,758	(13,873	) (2)	67,885
Amortization of other purchased intangible assets	2,279	(2,279)		—	7,345	(7,345)		—
In-process research and development	220	(220	) (3)	—	220	(220	) (3)	—

Total operating expenses	142,329			131,770	486,952			452,050

Income from operations	22,843			37,978	68,286			118,681
Other income, net	4,225			4,225	22,422			22,422

Income before income tax provision	27,068			42,203	90,708			141,103
Income tax provision	1,777	11,813	(4)	13,590	27,589	17,846	(4)	45,435

Net income	$25,291			$28,613	$63,119			$95,668

Net income per share:
Basic	$0.25			$0.28	$0.62			$0.94

Diluted	$0.24			$0.27	$0.60			$0.91

Weighted average shares:
Basic	101,819			101,819	101,819			101,819
Diluted	105,924			105,924	105,284			105,284

(1)	Represents share-based compensation expense.

(2)	Represents $4.8 million and $10.9 million in expenses related to our stock option investigation for the three and twelve months ended December 31, respectively, and $0.5 million and $3.0 million in share-based compensation expense for the three and twelve months ended December 31, 2007, respectively.

(3)	Represents a one-time charge to write off in-process research and development acquired in November 2007.

(4)	Represents the tax effect of adjustments.

Quest Software Reports Fourth Quarter 2008 Results – page 10 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

ASSETS
	December 31, 2008	December 31, 2007
Current assets:
Cash and cash equivalents	$215,895	$235,568
Restricted cash	2,425	48,924
Short-term investments	632	10,287
Accounts receivable, net	153,892	152,438
Prepaid expenses and other current assets	17,362	19,022
Deferred income taxes	18,460	11,014

Total current assets	408,666	477,253
Property and equipment, net	77,394	75,848
Long-term investments	41,410	70,936
Intangible assets, net	104,567	76,641
Goodwill	655,777	563,766
Deferred income taxes	31,032	36,661
Other assets	29,819	18,025

Total assets	$1,348,665	$1,319,130

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,798	$4,590
Accrued compensation	45,079	46,437
Other accrued expenses	39,760	43,313
Current portion of income taxes payable	167	1,962
Current portion of deferred revenue	272,626	211,840

Total current liabilities	361,430	308,142
Long-term liabilities:
Long-term portion of deferred revenue	66,086	73,820
Long-term portion of income taxes payable	40,863	37,130
Other long-term liabilities	3,545	2,712

Total long-term liabilities	110,494	113,662
Shareholders’ equity	876,741	897,326

Total liabilities and shareholders’ equity	$1,348,665	$1,319,130

Quest Software Reports Fourth Quarter 2008 Results – page 11 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Cash flows from operating activities:
Net income	$28,982	$25,291	$67,854	$63,119
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,396	11,077	48,255	37,670
Compensation expense associated with share-based payments	2,800	3,495	17,106	17,455
Deferred income taxes	(2,822)	(13,051)	(3,243)	(18,201)
Unrealized losses on long-term investments, net of gain from put options	642	—	642	—
Realized losses from sale of long-term investments and asset disposals	666	—	666	—
Impairment losses on cost method investments	2,001	—	2,001	—
Excess tax benefit related to share-based compensation	(87)	—	(3,415)	—
Provision for bad debts	602	206	1,358	302
In-process research and development	—	220	955	220
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(44,578)	(41,378)	(6,915)	(10,496)
Prepaid expenses and other current assets	603	(3,960)	1,781	(3,670)
Other assets	1,334	295	986	(575)
Accounts payable	159	(1,508)	(1,398)	(2,815)
Accrued compensation	3,969	9,852	(3,871)	8,679
Other accrued expenses	(1,621)	6,177	(5,359)	1,394
Income taxes payable	5,387	12,621	(2,270)	8,590
Deferred revenue	26,442	34,999	37,113	38,140
Other liabilities	(73)	(2,475)	(40)	(2,376)

Net cash provided by operating activities	37,802	41,861	152,206	137,436
Cash flows from investing activities:
Purchases of property and equipment	(4,359)	(2,945)	(12,540)	(13,050)
Cash paid for acquisitions, net of cash acquired	(1,981)	(39,257)	(137,207)	(146,842)
Change in restricted cash	(30)	(48,924)	46,524	(48,924)
Purchases of cost-method investments	—	(12)	(3,160)	(6,109)
Purchases of investment securities	—	50	(52,003)	(30,766)
Sales and maturities of investment securities	42,749	596	82,071	58,396

Net cash provided by (used in) investing activities	36,379	(90,492)	(76,315)	(187,295)
Cash flows from financing activities:
Repurchase of common stock	(145,338)	—	(145,338)	—
Repayment of capital lease obligations	(51)	(133)	(256)	(280)
Proceeds from the exercise of stock options	1,320	—	39,964	—
Excess tax benefit related to share-based compensation	87	—	3,415	—
Proceeds received from certain executive officers as part of our restatement remedial actions	—	—	200	158

Net cash used in financing activities	(143,982)	(133)	(102,015)	(122)
Effect of exchange rate changes on cash and cash equivalents	5,205	(224)	6,451	(615)

Net decrease in cash and cash equivalents	(64,596)	(48,988)	(19,673)	(50,596)
Cash and cash equivalents, beginning of period	280,491	284,556	235,568	286,164

Cash and cash equivalents, end of period	$215,895	$235,568	$215,895	$235,568